UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file	811-21724
number

Nicholas-Applegate International & Premium Strategy Fund
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York,	New York 10105
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna - 1345 Avenue of the Americas, New York, New York 10105
(Name and address of agent for service)

Registrant’s telephone number, including		212-739-3371
area code:

Date of fiscal year	February 28, 2007
end:

Date of reporting	February 28, 2007
period:

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholder

Nicholas-Applegate International & Premium Strategy Fund

A n n u a l R e p o r t
F e b r u a r y 2 8, 2 0 0 7

Contents

Letter to Shareholders	1

Performance & Statistics	2

Schedule of Investments	3-9

Statement of Assets and Liabilities	10

Statement of Operations	11

Statement of Changes in Net Assets	12

Notes to Financial Statements	13-17

Financial Highlights	18

Report of Independent Registered
Public Accounting Firm	19

Matters Relating to the Trustees Consideration
of the Investment Management & Portfolio
Management Agreements	20-21

Tax Information/Corporate Changes	22

Privacy Policy/Proxy Voting
Policies & Procedures	23

Dividend Reinvestment Plan	24

Board of Trustees	25-26

Principal Officers	27

Nicholas-Applegate International & Premium Strategy Fund Letter to Shareholders

April 16, 2007

Dear Shareholder:

We are pleased to provide you with the annual report for the Nicholas-Applegate International & Premium Strategy Fund (the “Fund”) for the fiscal year ended February 28, 2007.

During the year, foreign stock and domestic stock performance were relatively similar, but weakness in the U.S. dollar improved returns for dollar-oriented investors. The Morgan Stanley Capital International: Europe, Australasia and Far East (EAFE) Index rose 10.48% in local currency terms vs. an 11.97% return for the S&P 500 Index. In US dollar terms, EAFE returned 18.34% for the 12-month period.

Please review the following pages for specific information on the Fund. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Fund’s shareholder servicing agent at (800) 331-1710. You will also find a wide range of information and resources on our Web site, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Fund’s investment manager, and Nicholas-Applegate Capital Management and Oppenheimer Capital, the Fund’s sub-advisers, we thank you for investing with us.

We remain dedicated to serving your financial needs.

Sincerely,

Hans W. Kertess	Brian S. Shlissel
Chairman	President & Chief Executive Officer

| 2.28.07 | Nicholas-Applegate International & Premium Strategy Fund Annual Report 1

Nicholas-Applegate International & Premium Strategy Fund Performance & Statistics February 28, 2007 (unaudited)
  The Fund’s net asset value total return increased 19.60% for the period and the market price total return increased 42.23%. Fund performance was driven by stock selection decisions in the materials, industrials and business service sectors. Stock selection in the consumer discretionary sector detracted from the Fund’s overall performance.
  International equity markets delivered solid returns for the 12-month period ended February 28, 2007. Emerging markets led developed markets, and the Nordic and Pacific regions outpaced all others.
  Stock selection decisions in Japan were the most significant factor contributing to portfolio outperformance of the EAFE index. Positions in Sumitomo, Nintendo and Toyota all contributed positively to relative outperformance.
  Stock selection decisions in the industrials and business service sector drove portfolio outperformance for the period. The portfolio’s position in French steel producer Vallourec was instrumental in delivering average returns for the sector that were more than 12 percent greater than the benchmark’s industrials sector constituents.
  An overweighting of the materials sector and stock selection decisions within that group also contributed to relative per- formance. Average returns for the portfolio’s materials holdings exceeded the benchmark’s by more than 12 percent as Finnish materials processing company Outokumpu Oyj and a mix of mining companies advanced on strong demand for metals and building materials.
  Stock selection decisions in the consumer discretionary sector detracted from the Fund’s overall performance. Automotive stocks Aisin Seiki and Denso Corp. of Japan and Peugeot of France dampened relative returns.
  During the reporting period, the Fund’s equity index option strategy met its objectives in terms of total premium collected and correlation to the underlying equity portfolio. Volatility was generally low or declining during the majority of the period; however, the strategy took advantage of relatively high volatility in May, June and July, allowing for an increase in average strike distance without sacrificing the amount of premium collected. There was a global equity sell-off at the very end of the reporting period that resulted in increased volatility. While this did not benefit the option strategy during the reporting period, it should allow for the use of wider strike distances in the months to come. Strike distance measures the difference between the strike price of an option and the market price of the underlying security or Index.
Total Return(1) :	Market Price	Net Asset Value (“NAV”)
1 year	42.23%	19.60%
Commencement of Operations (4/29/05) to 2/28/07	24.24%	22.47%
Market Price/NAV Performance:	Market Price/NAV:
Commencement of Operations (4/29/05) to 2/28/07	Market Price	$30.45
	NAV	$28.52
	Premium to NAV	6.77%
	Market Price Yield(2)	7.06%

	Allocation of Investments by Country (as a % of total investments before options written)

(1) Past performance is no guarantee of future results. Total return is calculated by subtracting the value of an investment in the Fund at the beginning of the specified period from the value at the end of the period and dividing the remainder by the value of the investment at the beginning of the period and expressing the result as a percentage. The calculation assumes that all income dividends and capital gain distributions have been reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return does not reflect broker commissions or sales charges. Total return for a period of less than one year is not annualized.

An investment in the Fund involves risk, including the loss of principal. Total return, price, yield and net asset value will fluctuate with changes in market conditions. This data is provided for information only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Net asset value is total assets less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current quarterly per share dividend to shareholders by the market price per share at February 28, 2007.

2 Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.07 |

Nicholas-Applegate International & Premium Strategy Fund February 28, 2007	Schedule of Investments

Shares		Value
COMMON STOCK—98.6%
	Australia—3.9%
	Insurance—3.3%
739,000	Insurance Australia Group Ltd.	$3,504,114
207,339	QBE Insurance Group Ltd.	5,261,507
		8,765,621
	Metals & Mining—0.2%
308,200	Oxiana Ltd.	692,952
	Retail—0.1%
106,170	David Jones Ltd.	369,885
	Transportation—0.3%
59,817	Toll Holdings Ltd.	914,411
	Belgium—1.0%
	Food & Beverage—1.0%
43,417	InBev NV	2,874,511
	Bermuda—0.1%
	Financial Services—0.1%
20,000	Guoco Group Ltd.	270,209
	Cayman Island—1.0%
	Paper/Paper Products—0.4%
486,000	Lee & Man Paper Manufacturing Ltd.	1,138,549
	Telecommunications—0.6%
656,000	Foxconn International Holdings Ltd. (b)	1,729,351
	Denmark—0.8%
	Building/Construction—0.6%
25,500	FLSmidth & Co. A/S	1,639,579
	Insurance—0.2%
6,325	Codan A/S	524,676
	Finland—4.1%
	Financial Services—1.8%
173,500	Sampo Oyj	4,839,775
	Metals & Mining—2.3%
174,400	Outokumpu Oyj	6,498,893
	France—7.5%
	Automotive—1.7%
39,740	Renault S.A.	4,717,481
	Banking—3.9%
36,223	BNP Paribas	3,776,368
42,250	Societe Generale (a)	7,103,650
		10,880,018
	Metals & Mining—0.4%
4,239	Vallourec S.A.	1,045,517
	Office Equipment—0.2%
5,145	Neopost S.A.	661,916

| 2.28.07 | Nicholas-Applegate International & Premium Strategy Fund Annual Report 3

Nicholas-Applegate International & Premium Strategy Fund February 28, 2007	Schedule of Investments

Shares		Value
	France—(continued)
	Oil & Gas—1.0%
42,905	Total S.A. (a)	$2,889,111
	Pharmaceuticals—0.3%
8,900	Sanofi-Aventis	755,547
	Germany—5.4%
	Automotive—1.3%
29,800	Volkswagen AG	3,756,270
	Banking—2.6%
50,739	Deutsche Bank AG	6,655,803
13,500	IKB Deutsche Industriebank AG	526,589
		7,182,392
	Machinery—0.5%
95,276	Deutz AG	1,322,366
	Metals & Mining—1.0%
56,900	ThyssenKrupp AG	2,788,242
	Greece—1.0%
	Telecommunications—1.0%
100,069	Hellenic Telecommunications Organization S.A.	2,714,274
	Hong Kong—2.5%
	Building/Construction—0.2%
40,000	Hong Kong Aircraft Engineering	604,914
	Financial Services—0.1%
31,000	Hang Lung Properties Ltd.	81,476
66,000	New World Development Ltd.	145,248
		226,724
	Telecommunications—2.1%
642,500	China Mobile Ltd.	5,965,671
	Utilities—0.1%
186,000	China Resources Power Holdings Co.	261,702
	Ireland—2.4%
	Banking—0.7%
88,188	Bank of Ireland	2,012,335
	Food & Beverage—1.7%
332,731	C&C Group PLC	4,617,618
	Italy—5.2%
	Banking—2.0%
38,919	Banca Popolare di Verona e Novara S.c.r.l.	1,175,858
150,077	Banche Popolari Unite S.c.r.l.	4,257,690
		5,433,548
	Energy—1.6%
429,200	Enel SpA	4,481,189
	Manufacturing—0.2%
22,700	Indesit Co. SpA	427,974
	Oil & Gas—0.2%
24,684	Saipem SpA	663,218

4 Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.07 |

Nicholas-Applegate International & Premium Strategy Fund February 28, 2007	Schedule of Investments

Shares		Value
	Italy—(continued)
	Telecommunications—0.6%
587,630	Telecom Italia SpA	$1,776,070
	Utilities—0.6%
56,571	Eni SpA	1,732,229
	Japan—28.9%
	Automotive—5.5%
11,000	Denso Corp.	428,989
55,600	Honda Motor Co., Ltd. (a)	2,068,472
137,000	Mazda Motor Corp.	812,579
84,900	Suzuki Motor Corp.	2,335,661
141,500	Toyota Motor Corp. (a)	9,513,634
		15,159,335
	Banking—0.5%
26,000	Mitsui Trust Holdings, Inc.	291,414
256,000	Nishi-Nippon City Bank Ltd.	1,233,105
		1,524,519
	Chemicals—1.5%
496,000	Mitsui Chemicals, Inc.	4,316,298
	Consumer Products—2.2%
22,600	Nintendo Co., Ltd.	6,044,151
	Diversified Manufacturing—0.9%
198,000	Konica Minolta Holdings, Inc.	2,543,200
	Electronics—3.7%
63,000	Alpine Electronics, Inc.	1,185,812
228,000	Brother Industries Ltd.	3,010,750
28,000	Koa Corp.	411,709
307,000	Minebea Co., Ltd.	2,032,888
56,000	Nippon Chemi-Con Corp.	470,528
49,000	Nippon Electric Glass Co., Ltd.	1,202,991
26,000	Star Micronics Co., Ltd.	558,321
60,000	Taiyo Yuden Co., Ltd.	1,293,283
		10,166,282
	Food & Beverage—2.2%
426,000	Itochu Corp.	4,132,403
323,800	Nippon Suisan Kaisha Ltd.	2,023,710
		6,156,113
	Healthcare & Hospitals—0.3%
37,000	Nipro Corp.	709,529
	Manufacturing—1.8%
116,300	FUJIFILM Holdings Corp.	4,987,206
	Metals & Mining—2.0%
25,000	Hitachi Metals Ltd.	297,034
13,700	JFE Holdings, Inc.	848,275
86,000	Pacific Metals Co., Ltd.	1,210,582
653,000	Sumitomo Metal Industries Ltd.	3,322,011
		5,677,902

| 2.28.07 | Nicholas-Applegate International & Premium Strategy Fund Annual Report 5

Nicholas-Applegate International & Premium Strategy Fund February 28, 2007	Schedule of Investments

Shares		Value
	Japan—(continued)
	Office Equipment—1.2%
62,100	Canon, Inc. (a)	$3,366,998
	Oil & Gas—1.5%
644,000	Marubeni Corp.	4,064,096
	Semi-Conductors—0.2%
16,200	Sumco Corp.	602,576
	Transportation—2.1%
739,000	Nippon Yusen KK	5,851,882
	Wholesale—3.3%
13,800	Mitsubishi Corp. (a)	321,887
183,000	Mitsui & Co., Ltd.	3,292,412
300,400	Sumitomo Corp.	5,438,645
		9,052,944
	Netherlands—2.3%
	Consumer Services—0.8%
58,804	USG People NV	2,376,082
	Food & Beverage—1.1%
61,065	Heineken NV	3,007,080
	Telecommunications—0.4%
73,022	Koninklijke (Royal) KPN NV	1,126,485
	Norway—0.6%
	Computer Services—0.3%
102,000	Ementor ASA	785,598
	Telecommunications—0.3%
39,200	Telenor ASA	725,251
	Singapore—0.5%
	Transportation—0.4%
440,000	SembCorp Marine Ltd.	1,003,061
	Wholesale—0.1%
47,000	Jardine Cycle & Carriage Ltd.	400,412
	Spain—2.5%
	Building/Construction—1.0%
40,889	ACS Actividades Construcciones y Servicios S.A.	2,309,221
7,300	Sacyr Vallehermoso S.A.	395,757
		2,704,978
	Hotels/Gaming—0.5%
61,500	Sol Melia S.A.	1,399,696
	Metals & Mining—0.6%
67,429	Acerinox S.A.	1,792,147
	Telecommunications—0.4%
49,829	Telefonica S.A.	1,071,531
	Sweden—1.9%
	Banking—1.9%
84,500	Nordea Bank AB	1,279,009
111,800	Skandinaviska Enskilda Banken AB, Class A	3,408,937
17,100	Swedbank AB	584,730
		5,272,676

6 Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.07 |

Nicholas-Applegate International & Premium Strategy Fund February 28, 2007	Schedule of Investments

Shares		Value
	Switzerland—8.9%
	Banking—0.2%
1,093	Banque Cantonale Vaudoise	$518,027
	Electronics—1.1%
115,600	Logitech International S.A.	3,017,648
	Food & Beverage—0.3%
2,581	Nestle S.A.	960,015
	Insurance—2.8%
74,545	Swiss Reinsurance	6,340,013
4,796	Zurich Financial Services AG	1,368,404
		7,708,417
	Pharmaceuticals—3.4%
64,541	Novartis AG	3,581,542
32,320	Roche Holdings AG	5,750,370
		9,331,912
	Semi-Conductors—1.1%
6,171	OC Oerlikon Corp. AG	3,074,007
	United Kingdom—18.1%
	Banking—6.5%
351,352	Barclays PLC	5,087,886
326,328	HBOS PLC	6,897,343
93,500	Lloyds TSB Group PLC	1,050,313
129,165	Royal Bank of Scotland Group PLC	5,071,450
		18,106,992
	Building/Construction—0.2%
56,165	Wimpey George PLC	623,701
	Consumer Products—0.6%
64,200	Michael Page International PLC	603,261
17,999	Reckitt Benckiser PLC	902,452
		1,505,713
	Food & Beverage—2.0%
946,500	WM Morrison Supermarkets PLC	5,493,935
	Metals & Mining—0.9%
67,110	Kazakhmys PLC	1,441,868
23,300	Xstrata PLC	1,089,281
		2,531,149
	Oil & Gas—1.4%
	Royal Dutch Shell PLC,
70,286	Class A	2,271,013
47,378	Class B	1,526,152
		3,797,165
	Pharmaceuticals—1.6%
45,400	AstraZeneca PLC	2,542,396
71,400	GlaxoSmithKline PLC	2,000,599
		4,542,995

| 2.28.07 | Nicholas-Applegate International & Premium Strategy Fund Annual Report 7

Nicholas-Applegate International & Premium Strategy Fund February 28, 2007	Schedule of Investments

Shares		Value
	United Kingdom—(continued)
	Retail—2.1%
61,049	Game Group PLC	$167,642
89,700	Kesa Electricals PLC	592,257
297,811	Marks & Spencer Group PLC	3,932,190
31,000	Next PLC	1,238,047
		5,930,136
	Telecommunications—1.6%
774,274	BT Group PLC	4,482,018
	Transportation—0.2%
54,152	Firstgroup PLC	642,053
	Utilities—1.0%
180,600	Scottish Power PLC	2,702,101

	Total Common Stock (cost—$252,718,939)	274,030,750

REPURCHASE AGREEMENT—2.4%
Principal
Amount
(000)
$ 6,565	State Street Bank & Trust Co.,
	dated 2/28/07, 4.90%, due 3/1/07,
	proceeds $6,565,894; collateralized
	by Fannie Mae, 3.25%, 2/15/09,
	valued at $378,880; and Freddie
	Mac, 4.875%, 2/9/10, valued at
	$6,323,625 including accrued
	interest (cost—$6,565,000)	6,565,000
	Total Investments before call options written
	(cost—$259,283,939)—101.0%	280,595,750

CALL OPTIONS WRITTEN (b)—(0.7)%
Contracts
1,130	ASX Index, Over the Counter, strike price A5,687, expires 3/23/07	(145,228)
	CAC 40 Index, Over the Counter,
690	strike price €5,692, expires 3/16/07	(20,065)
1,035	strike price €5,702, expires 3/9/07	(14,575)
677	strike price €5,770, expires 4/20/07	(37,232)
	DAX Index, Over the Counter,
576	strike price €6,856, expires 3/9/07	(16,907)
862	strike price €6,870, expires 3/23/07	(61,693)
570	strike price €6,915, expires 4/5/07	(55,495)
551	strike price €7,001, expires 4/5/07	(33,225)
549	strike price €7,013, expires 4/20/07	(44,862)
1,114	strike price €7,022, expires 4/13/07	(63,690)
547	strike price €7,072, expires 4/20/07	(45,833)

8 Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.07 |

Nicholas-Applegate International & Premium Strategy Fund February 28, 2007	Schedule of Investments

Contracts		Value
	Call Options Written (b)—(continued)
	Dow Jones € Stoxx 50 Price Index, Over the Counter,
1,380	strike price €4,196, expires 3/2/07	$(683)
928	strike price €4,245, expires 3/23/07	(19,882)
921	strike price €4,251, expires 4/5/07	(30,280)
1,800	strike price €4,278, expires 4/27/07	(107,280)
1,800	strike price €4,284, expires 4/20/07	(97,776)
1,778	strike price €4,288, expires 5/4/07	(63,511)
1,345	strike price €4,300, expires 4/20/07	(36,042)
1,812	strike price €4,307, expires 4/13/07	(41,511)
1,355	strike price €4,309, expires 4/5/07	(21,804)
402	FTSE 100 Index, Over the Counter, strike price GBP 6,377, expires 3/2/07	(78)
	Hang Seng Index, Over the Counter,
1,539	strike price HKD 20,925, expires 3/16/07	(7,023)
1,884	strike price HKD 21,378, expires 4/13/07	(18,998)
258	IBEX Index, Over the Counter, strike price A14,906, expires 4/27/07	(36,315)
	NIKKEI Index, Over the Counter,
70,456	strike price ¥17,555, expires 3/9/07	(145,724)
69,623	strike price ¥17,598, expires 3/2/07	(60,074)
52,404	strike price ¥17,672, expires 4/13/07	(173,466)
35,030	strike price ¥17,687, expires 3/9/07	(50,468)
51,823	strike price ¥17,712, expires 4/5/07	(141,357)
69,997	strike price ¥17,853, expires 3/16/07	(104,293)
34,771	strike price ¥17,923, expires 3/23/07	(57,115)
48,470	strike price ¥17,965, expires 3/23/07	(73,814)
33,515	strike price ¥18,389, expires 4/27/07	(56,008)
33,156	strike price ¥18,519, expires 4/27/07	(47,267)
24,625	OMX Stockholm 30 Index, Over the Counter, strike price SEK 1,183, expires 3/2/07	(2,446)
690	Swiss Market Index, Over the Counter, strike price CHF 9,209, expires 3/16/07	(9,974)

	Total Call Options Written (premiums received—$3,643,970)	(1,941,994)

	Total Investments net of call options written
	(cost—$255,639,969) (c)—100.3%	278,653,756

	Liabilities in excess of other assets—(0.3)%	(723,359)

	Net Assets—100.0%	$277,930,397

Notes to Schedule of Investments:
(a)	All or partial amount segregated as collateral for call options written.
(b)	Non-income producing.
(c)	Securities with an aggregate market value of $272,520,723; representing 98.1% of net assets, have been fair valued utilizing modeling tools provided by third-party vendors.

Glossary:

€ — Euros
¥ — Japanese Yen
CHF — Swiss Franc
GBP — Great British Pound
HDK — Hong Kong Dollar
SEK — Swedish Krona

See accompanying Notes to Financial Statements | 2.28.07 | Nicholas-Applegate International & Premium Strategy Fund Annual Report 9

Nicholas-Applegate International & Premium Strategy Fund February 28, 2007	Statement of Assets and Liabilities
Assets:
Investments, at value (cost—$259,283,939)	$280,595,750
Foreign currency, at value (cost—$105,348)	106,020
Receivable for investments sold	3,074,394
Dividends and interest receivable	210,837
Tax Reclaim Receivable	70,290
Prepaid expenses	22,832
Total Assets	284,080,123

Liabilities:
Payable to custodian	561,212
Payable for investments purchased	3,062,790
Call options written, at value (premiums received—$3,643,970)	1,941,994
Payable for options terminated	241,352
Investment management fees payable	215,583
Accrued expenses	126,795
Total Liabilities	6,149,726
Net Assets	$277,930,397

Composition of Net Assets
Common Stock:
Par value ($0.00001 per share, applicable to 9,744,592 shares issued and outstanding)	$97
Paid-in-capital in excess of par	232,735,762
Dividends in excess of net investment income	(98,450)
Accumulated realized gain	22,275,761
Net unrealized appreciation of investments, call options written and foreign currency transactions	23,017,227
Net Assets	$277,930,397
Net Asset Value Per Share	$28.52

10 Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.07 | See accompanying Notes to Financial Statements

Nicholas-Applegate International & Premium Strategy Fund For the year ended February 28, 2007	Statement of Operations
Investment Income
Dividends (net of foreign withholding taxes of $618,236)	$6,130,115
Interest	302,017
Total Investment Income	6,432,132

Expenses:
Investment management fees	2,741,529
Custodian and accounting agent fees	372,701
Shareholder communications	80,841
Audit and tax services	67,353
Transfer agent fees	28,733
New York Stock Exchange listing fees	21,314
Trustees’ fees and expenses	16,425
Investor relations	8,515
Insurance expense	7,250
Legal fees	6,521
Miscellaneous	1,661
Total expenses	3,352,843
Less: custody credits earned on cash balances	(90)
Net expenses	3,352,753

Net Investment Income	3,079,379

Realized and Change in Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	58,910,393
Call options written	(7,044,725)
Foreign currency transactions	(1,215,380)
Net change in unrealized appreciation/depreciation of:
Investments	(7,665,447)
Call options written	2,940,157
Foreign currency transactions	110,586
Net realized and change in unrealized gain on investments, call options written and
foreign currency transactions	46,035,584
Net Increase in Net Assets Resulting from Investment Operations	$49,114,963

See accompanying Notes to Financial Statements | 2.28.07 | Nicholas-Applegate International & Premium Strategy Fund Annual Report 11

Nicholas-Applegate International & Premium Strategy Fund	Statement of Changes in Net Assets
		For the period
		April 29, 2005*
	Year ended	through
	February 28, 2007	February 28, 2006
Investment Operations:
Net investment income	$3,079,379	$1,582,101
Net realized gain on investments, call options written and
foreign currency transactions	50,650,288	18,542,706
Net change in unrealized appreciation/depreciation of investments,
call options written and foreign currency transactions	(4,614,704)	27,631,931
Net increase in net assets resulting from investment operations	49,114,963	47,756,738

Dividends and Distributions to Shareholders from:
Net investment income	(10,626,195)	(1,108,022)
Net realized gains	(27,142,278)	(12,800,668)
Total dividends and distributions to shareholders	(37,768,473)	(13,908,690)

Capital Share Transactions:
Net proceeds from the sale of common stock	—	229,200,000
Offering costs charged to paid-in capital in excess of par	—	(480,000)
Reinvestment of dividends and distributions	3,915,847	—
Net increase from capital transactions	3,915,847	228,720,000
Total increase in net assets	15,262,337	262,568,048

Net Assets
Beginning of period	262,668,060	100,012
End of period (including undistributed (dividends in excess of)
net investment income of $(98,450) and $1,963,800, respectively)	$277,930,397	$262,668,060

Shares Issued and Reinvested:
Issued	—	9,600,000
Issued in reinvestment of dividends and distributions	140,403	—
Net Increase	140,403	9,600,000

* Commencement of operations

12 Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.07 | See accompanying Notes to Financial Statements

Nicholas-Applegate International & Premium Strategy Fund February 28, 2007	Notes to Financial Investments

1. Organization and Significant Accounting Policies

Nicholas-Applegate International & Premium Strategy Fund (the “Fund”) was organized as a Massachusetts business trust on February 24, 2005. Prior to commencing operations on April 29, 2005, the Fund had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company registered under the Investment Company Act of 1940 as amended, and the sale and issuance of 4,189 shares of beneficial interest at an aggregate price of $100,012 to Allianz Global Investors of America L.P. (“Allianz Global”). Allianz Global Investors Fund Management LLC (the “Investment Manager”) is an indirect wholly-owned subsidiary of Allianz Global. Allianz Global is an indirect, majority-owned subsidiary of Allianz SE, a publicly traded insurance and financial services company. The Fund has an unlimited amount of $0.00001 par value common stock authorized.

The Fund issued 9,000,000 shares of common stock in its initial public offering. An additional 600,000 shares were issued in connection with the underwriter’s over-allotment option. These shares were all issued at $25.00 per share before an underwriting discount of $1.125 per share. Offering costs of $480,000 (representing $0.05 per share) were offset against the proceeds of the offering and over-allotment option and have been charged to paid-in capital in excess of par.

The Fund’s investment objective is to seek total return comprised of current income, current gains and long-term capital appreciation. The Fund will pursue its investment objectives by investing in a diversified portfolio of equity securities located outside the United States. The Fund will also employ a strategy of writing (selling) call options on equity indexes and may also purchase put options on such indexes in an attempt to generate current gains from option premiums.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109” (the “Interpretation”). The Interpretation establishes for all entities, including pass-through entities such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction) and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the date of effectiveness. Fund management has recently begun to evaluate the application of the Interpretation and is not in a position at this time to estimate the significance of its impact, if any, on the Fund’s financial statements. On December 22, 2006, the Securities & Exchange Commission announced that it would not object if a fund implements the Interpretation in its NAV calculation as late as its last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Consequently, the Fund will be required to comply with the Interpretation by August 31, 2007.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) 157, Fair Value Measurements, which clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. Adoption of SFAS 157 requires the use of the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, the Fund is in the process of reviewing the Standard against its current valuation policies to determine future applicability.

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been asserted. However, the Fund expects the risk of any loss to be remote.

The following is a summary of significant accounting policies followed by the Fund:

| 2.28.07 | Nicholas Applegate International & Premium Strategy Fund Annual Report 13

Nicholas-Applegate International & Premium Strategy Fund February 28, 2007	Notes to Financial Investments

1. Organization and Significant Accounting Policies (continued)

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Portfolio securities and other financial instruments, for which market quotations are not readily available or if a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to guidelines established by the Board of Trustees. The Fund’s investments, including over-the-counter options, are valued daily using prices supplied by an independent pricing service or dealer quotations, using the last sale price on the exchange that is the primary market for such securities, or the last quoted mean price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Exchange traded options are valued at the settlement price determined by the relevant exchange. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. The prices used by the Fund to value securities may differ from the value that would be realized if the securities were sold and the difference could be material to the financial statements. The Fund’s net asset value is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

The prices of certain portfolio securities or other financial instruments may be determined at a time prior to the close of regular trading on the NYSE. When fair valuing securities, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time a Fund’s net asset value is calculated. With respect to certain foreign securities, the Fund may fair value securities using modeling tools provided by third-party vendors. The Fund has retained a statistical research service to assist in determining the fair value of foreign securities. This service utilizes statistics and programs based on historical performance of markets and other economic data to assist in making fair value estimates. Fair value estimates used by the Fund for foreign securities may differ from the value realized from the sale of those securities and the difference could be material to the financial statements.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities which are recorded as soon after the ex-dividend date as the Fund, using reasonable diligence, becomes aware of such dividends.

(c) Federal Income Taxes

The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

(d) Dividends and Distributions

The Fund declares dividends and distributions from net investment income and gains from written index option premiums and the sale of portfolio securities quarterly. The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in capital in excess of par.

14 Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.07 |

Nicholas-Applegate International & Premium Strategy Fund February 28, 2007	Notes to Financial Investments

1. Organization and Significant Accounting Policies (continued)

(e) Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in foreign currency are translated at the prevailing exchange rate on the valuation date; (2) purchases and sales of investments, income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and change in unrealized gain (loss) on investments.

Net foreign currency gain (loss) from valuing foreign currency denominated assets and liabilities at period-end exchange rates is reflected as a component of net unrealized appreciation of investments, call options written and foreign currency transactions. Net realized foreign currency gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

(f) Option Transactions

The Fund employs a strategy of writing (selling) call options on equity indexes in an attempt to generate current gains from option premiums. When a call option is written, the premium received is recorded as an asset with an equal liability, which is subsequently adjusted to the current market value of the option. Premiums received from writing options, which expire unexercised, are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option written by the Fund is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. These liabilities are reflected as call options written on the Statement of Assets and Liabilities.

The Fund, as writer of a call option, may have no control over whether the underlying securities may be sold (called). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written call option.

The Fund may also purchase put options on equity indexes. The risk associated with purchasing a put option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Purchased put options are accounted for in the same manner as portfolio securities. The proceeds from the securities sold through the exercise of put options is decreased by the premiums paid.

(g) Forward Foreign Currency Contracts

A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Fund may enter into forward foreign currency contracts for the purpose of hedging against foreign currency risk arising from the investment or anticipated investment in securities denominated in foreign currencies. The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The market value of a forward foreign currency contract fluctuates with changes in forward currency exchange rates. All commitments are marked to market daily at the applicable exchange rates and any resulting unrealized appreciation or depreciation is recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

| 2.28.07 | Nicholas Applegate International & Premium Strategy Fund Annual Report 15

Nicholas-Applegate International & Premium Strategy Fund February 28, 2007	Notes to Financial Investments

1. Organization and Significant Accounting Policies (continued)

(h) Repurchase Agreements

The Fund enters into transactions with its custodian bank or securities brokerage firms whereby it purchases securities under agreements to resell at an agreed upon price and date (“repurchase agreements”). Such agreements are carried at the contract amount in the financial statements. Collateral pledged (the securities received), which consists primarily of U.S. government obligations and asset-backed securities, is held by the custodian bank until maturity of the repurchase agreement. Provisions of the repurchase agreements and the procedures adopted by the Fund require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

(i) Concentration of Risk

The Fund may have elements of risk, not typically associated with investments in the U.S., due to concentrated investments in specific industries or investments in foreign issuers located in a specific country or region. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions in such country or region and the possible imposition of adverse governmental laws of currency exchange restrictions affecting such country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies.

(j) Custody Credits on Cash Balances

The Fund benefits from an expense offset arrangement with its custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian and accounting agent expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Fund.

2. Investment Manager/Sub-Advisers

The Fund has entered into an Investment Management Agreement (the “Agreement”) with the Investment Manager. Subject to the supervision of the Fund’s Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Fund’s investment activities, business affairs and administrative matters. Pursuant to the Agreement, the Investment Manager receives an annual fee, payable monthly, at an annual rate of 1.00% of the Fund’s average daily net total managed assets. The Investment Manager has retained its affiliates, Nicholas-Applegate Capital Management LLC and Oppenheimer Capital LLC (“OCC”) (the “Sub-Advisers”), to manage the Fund’s international equity portfolio and index option strategy, respectively. Effective November 1, 2006, OCC replaced PEA Capital LLC as sub-adviser implementing the index option strategy. The change resulted from a consolidation of PEA Capital LLC’s business under OCC and was approved by the Fund’s Board of Trustees. Subject to the supervision of the Investment Manager, the Sub-Advisers make all the Fund’s investment decisions in connection with their respective components of the Fund’s investments. For their services, pursuant to Sub-Advisory agreements, the Investment Manager and not the Fund pays the Sub-Advisers a monthly fee.

3. Investment in Securities

For the year ended February 28, 2007, purchases and sales of investments, other than short-term securities were $552,115,036 and $589,935,311, respectively.

(a) Transactions in call options written for the year ended February 28, 2007 were:

	Contracts	Premiums
Options outstanding, February 28, 2006	514,676	$3,149,321
Options written	3,171,906	21,358,975
Options terminated in closing purchase transactions	(1,606,029)	(13,278,257)
Options expired	(1,530,490)	(7,586,069)
Options outstanding, February 28, 2007	550,063	$3,643,970

16 Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.07 |

Nicholas-Applegate International & Premium Strategy Fund February 28, 2007	Notes to Financial Investments

4. Income Tax Information
The tax character of dividends paid was:
		For the Period
		April 29, 2005*
	Year Ended	through
	February 28, 2007	February 28, 2006
Ordinary Income	$37,768,473	$13,908,690

At February 28, 2007, the tax character of distributable earnings was $8,144,997 of ordinary income and $14,784,859 of long-term capital gains.

In accordance with U.S. Treasury regulations, the Portfolio elected to defer realized foreign currency losses of $90,499, arising after October 31, 2006. Such losses are treated as arising on March 1, 2007.

For the year ended February 28, 2007, permanent “book-tax” differences were primarily attributable to the differing treatment of foreign currency transactions and the sale of passive foreign investment companies. These adjustments were to decrease dividends in excess net investment income and decrease accumulated net realized gains by $5,484,566.

The cost basis of portfolio securities for federal income tax purposes is $259,938,034. Aggregated gross unrealized appreciation for securities in which there is an excess value over tax cost is $23,789,499; aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $3,131,783; net unrealized appreciation for federal income tax purposes is $20,657,716. The difference between book and tax basis unrealized appreciation is primarily attributable to wash sales.

5. Subsequent Dividend Declaration

On March 16, 2007 a dividend of $0.5375 per share was declared to shareholders. This dividend was payable March 30, 2007, to shareholders of record on March 26, 2007.

6. Legal Proceedings

In June and September 2004, the Investment Manager, certain of its affiliates (including Allianz Global Investors Distributors LLC, PEA Capital LLC and Allianz Global, agreed to settle, without admitting or denying the allegations, claims brought by the Securities and Exchange Commission (the “Commission”), the New Jersey Attorney General and the California Attorney General alleging violations of federal and state securities laws with respect to certain open-end funds for which the Investment Manager serves as investment adviser. Two settlements (with the Commission and New Jersey) related to an alleged “market timing” arrangement in certain open-end funds sub-advised by PEA Capital LLC. Two settlements (with the Commission and California) related to the alleged use of cash and fund portfolio commissions to finance “shelf-space” arrangements with broker-dealers for open-end funds. The Investment Manager and its affiliates agreed to pay a total of $68 million to settle the claims related to market timing and $20.6 million to settle the claims related to shelf space. In addition to monetary payments, the settling parties agreed to undertake certain corporate governance, compliance and disclosure reforms related to market timing, brokerage commissions, revenue sharing and shelf space arrangements, and consented to cease and desist orders and censures. None of the settlements alleged that any inappropriate activity took place with respect to the Fund.

Since February 2004, the Investment Manager and certain of its affiliates and their employees have been named as defendants in a number of pending lawsuits concerning “market timing,” and “revenue sharing/shelf-space/directed brokerage,” which allege the same or similar conduct underlying the regulatory settlements discussed above. The market timing lawsuits have been consolidated in a multi-district litigation proceeding in the United States District Court for the District of Maryland, and the revenue sharing/shelf-space/directed brokerage lawsuits have been consolidated in the United States District Court for the District of Connecticut. Any potential resolution of these matters may include, but not be limited to, judgments or settlements for damages against the Investment Manager, the Sub-Advisers or their affiliates or related injunctions.

The Investment Manager and the Sub-Advisers believe that these matters are not likely to have a material adverse effect on the Fund or on their ability to perform their respective investment advisory activities relating to the Fund.

The foregoing speaks only as of the date hereof.

| 2.28.07 | Nicholas Applegate International & Premium Strategy Fund Annual Report 17

Nicholas-Applegate International & Premium Strategy Fund	Financial Highlights
		For the period
		April 29, 2005*
	Year ended	through
	February 28, 2007	February 28, 2006
Net asset value, beginning of period	$27.35	$23.88	**
Investment Operations:
Net investment income	0.33	0.16
Net realized and change in unrealized gain on investments,
options written, and foreign currency transactions	4.77	4.81
Total from investment operations	5.10	4.97
Dividends and Distributions to Shareholders from:
Net investment income	(1.11)	(0.12)
Net realized gains	(2.82)	(1.33)
Total dividends and distributions to shareholders	(3.93)	(1.45)
Capital Share Transactions:
Offering costs charged to paid-in capital in excess of par	—	(0.05)
Net asset value, end of period	$28.52	$27.35
Market price, end of period	$30.45	$24.64
Total Investment Return (1)	42.23%	4.66%
RATIOS/SUPPLEMENTAL DATA:
Net assets end of period (000)	$277,930	$262,668
Ratio of expenses to average net assets (2)	1.22%	1.19	%(3)
Ratio of net investment income to average net assets	1.12%	0.79	%(3)
Portfolio turnover	203%	192%
*	Commencement of operations.
**	Initial public offering price of $25.00 per share less underwriting discount of $1.125 per share.
(1)	Total investment return is calculated assuming a purchase of a share of common stock at the current market price on the first day of each period and a sale of a share of common stock at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’ s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.
(2)	Inclusive of expenses offset by custody credits earned on cash balances at the custodian bank. (See note 1(j) in Notes to Financial Statements).
(3)	Annualized.

18 Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.07 | See accompanying Notes to Financial Statements

Nicholas-Applegate International & Premium Strategy Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Nicholas-Applegate International & Premium Strategy Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nicholas-Applegate International & Premium Strategy Fund (the “Fund”) at February 28, 2007, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and for the period April 29, 2005 (commencement of operations) through February 28, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 25, 2007

| 2.28.07 | Nicholas-Applegate International & Premium Strategy Fund Annual Report 19

Nicholas-Applegate International & Premium Strategy Fund
Matters Relating to the Trustees Consideration of the Investment
Management & Portfolio Management Agreements (unaudited)

The Investment Company Act of 1940 requires that both the full Board of Trustees (the “Trustees”) and a majority of the non-interested (“Independent”) Trustees, voting separately, approve the Fund’s Management Agreement (the “Advisory Agreement”) with the Investment Manager and the Portfolio Management Agreements (the “Sub-Advisory Agreements ” and together with the Advisory Agreement, the “Agreements”) between the Investment Manager and the Sub-Advisers. The Trustees met on December 12 and 13, 2006 (the “contract review meeting”) for the specific purpose of considering whether to approve the Advisory Agreement and the Sub-Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Fund management during the contract review meeting.

Based on their evaluation of factors that they deemed to be material, including those factors described below, the Board of Trustees, including a majority of the Independent Trustees, concluded that the Fund’s Advisory Agreement and the Sub-Advisory Agreements should be approved for an interim period until June 30, 2007 in order to align the renewal of the Agreements with the other funds in the AGI Fund Complex, which were under the supervision of the same individuals that serve as Trustees on the Board of the Fund.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, the Trustees considered the nature, quality, and extent of the various investment management, administrative and other services performed by the Investment Manager and the Sub-Advisers under the Agreements.

In connection with their contract review meeting, the Trustees received and relied upon materials provided by the Investment Manager which included, among other items: (i) information provided by Lipper Analytical Services Inc. (“Lipper Inc.”) on the total return investment performance (based on net assets) of the Fund for various time periods and the investment performance of a group of funds with substantially similar investment classifications/objectives identified by Lipper Inc., (ii) information provided by Lipper Inc. on the Fund’s management fees and other expenses and the management fees and other expenses of comparable funds identified by Lipper Inc., (iii) information regarding the investment performance and management fees of comparable portfolios of other clients of the Sub-Advisers, including institutional separate accounts and other clients, (iv) an estimate of the profitability to the Investment Manager from its relationship with the Fund for the twelve months ended September 30, 2006, (v) descriptions of various functions performed by the Investment Manager and the Sub-Advisers for the Fund, such as portfolio management, compliance monitoring and portfolio trading practices, and (vi) information regarding the overall organization of the Investment Manager and the Sub-Advisers, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative and other services to the Fund.

The Trustees’ conclusions as to the continuation of the Agreements were based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

As part of their review, the Trustees examined the Investment Manager’s and the Sub-Advisers’ abilities to provide high quality investment management and other services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Sub-Advisers; the experience of key advisory personnel of the Sub-Advisers responsible for portfolio management of the Fund; the ability of the Investment Manager and the Sub-Advisers to attract and retain capable personnel; the capability and integrity of the senior management and staff of the Investment Manager and the Sub-Advisers; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Investment Manager’s and the Sub-Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund; the nature and quality of certain administrative services the Investment Manager is responsible for providing to the Fund; and conditions that might affect the Investment Manager’s or the Sub-Advisers’ ability to provide high quality services to the Fund in the future under the Agreements, including each organization’s respective business reputation, financial condition and operational stability. Based on the foregoing, the Trustees concluded that the Sub-Advisers’ investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, and that the Investment Manager and the Sub-Advisers would be able to continue to meet any reasonably foreseeable obligations under the Agreements.

Based on information provided by Lipper Inc., the Trustees also reviewed the Fund’s total return investment performance as well as the performance of comparable funds identified by Lipper Inc. In the course of their deliberations, the Trustees

20 Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.07 |

Nicholas-Applegate International & Premium Strategy Fund
Matters Relating to the Trustees Consideration of the Investment
Management & Portfolio Management Agreements (unaudited) (continued)

took into account information provided by the Investment Manager in connection with the contract review meeting, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance.

In assessing the reasonableness of the Fund’s fees under the Agreements, the Trustees considered, among other information, the Fund’s management fee and the total expense ratio as a percentage of average net assets attributable to common shares and the management fee and total expense ratios of comparable funds identified by Lipper Inc.

For the Fund, the Trustees specifically took note of how the Fund compared to its Lipper Inc. peers as to performance and management fee expenses. The Trustees noted that while the Fund was not charged a separate administration fee, some of the peer funds in the Lipper Inc. categories were charged such a fee by their investment managers. The Trustees also noted that the Lipper Inc. categories also detailed the non-management fee and it was not clear what that fee entailed. Thus the Trustees, at the recommendation of the Investment Manager, considered the total expenses of the Fund compared to the total expenses of the peer funds, recognizing that the fees for management, administrative services and non-management fee would be subsumed within the total expense ratio.

The Trustees noted that the Fund had significantly outperformed its peer median and average group for the one-month, one-year and year-to-date periods ended October 31, 2006. The Trustees noted that in the one-year total return period, the Fund was ranked first in its Lipper category for its asset class. The Trustees also noted that the Fund’s expense ratio was below the average but above the median for its peer group.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with the Investment Manager’s and the Sub-Advisers’ responses and efforts relating to investment performance and the comparative positioning of the Fund with respect to the management fee paid to the Investment Manager.

The Trustees also considered the management fees charged by the Sub-Advisers to other clients, including institutional separate accounts with investment strategies similar to those of the Fund. Regarding the institutional separate accounts, they noted that the management fees paid by the Fund were generally higher than the fees paid by other clients of the Sub-Advisers, but were advised that the administrative burden for the Investment Manager and the Sub-Advisers with respect to the Fund is also relatively higher, due in part to the more extensive regulatory regime to which the Fund was subject in comparison to institutional separate accounts. The Trustees noted that the management fees paid by the Fund were generally higher than the fees paid by the open-end funds but were advised that there were additional portfolio management challenges in managing the Fund, such as the use of leverage and meeting a regular dividend.

Based on a profitability analysis provided by the Investment Manager, the Trustees also considered the profitability of the Investment Manager from its relationship with the Fund and determined that such profitability was not excessive.

The Trustees also took into account that, a closed-end investment company, the Fund does not currently intend to raise additional assets, so the assets of the Fund will grow (if at all) only through the investment performance of the Fund. Therefore, the Trustees did not consider potential economies of scale as a principal factor in assessing the fee rates payable under the Agreements.

Additionally, the Trustees considered so-called “fall-out benefits” to the Investment Manager and the Sub-Advisers, such as reputational value derived from serving as Investment Manager and Sub-Advisers to the Fund.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the fees payable under the Agreements represent reasonable compensation in light of the nature and quality of the services being provided by the Investment Manager and Sub-Advisers to the Fund.

| 2.28.07 | Nicholas-Applegate International & Premium Strategy Fund Annual Report 21

Nicholas-Applegate International & Premium Strategy Fund	Tax Information/
Corporate
Changes
(unaudited)

Tax Information:

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Fund to advise shareholders within 60 days of the Fund’s tax year ended February 28, 2007 as to the federal tax status of dividends and distributions received by shareholders during such tax year. Per share dividends for the tax year ended February 28, 2007 were as follows:

Dividends from ordinary income	$3.9325

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of 15.11%, or the maximum amount allowable.

Foreign Tax Credit. The Nicholas Applegate International & Premium Strategy Fund has elected to pass through the credit for taxes paid in foreign countries. The gross foreign income and foreign tax per share paid March 1, 2006 thru February 28, 2007 are as follows:

	Gross Foreign	Foreign
Country	Dividends	Tax

Australia	$0.02680	$0.00541
Belgium	0.02353	0.00353
Denmark	0.01981	0.00297
Finland	0.02814	0.00422
France	0.07520	0.01056
Germany	0.01058	0.00159
Italy	0.04696	0.00704
Japan	0.10145	0.00710
Netherlands	0.01978	0.00297
Norway	0.01183	0.00177
Spain	0.02713	0.00407
Sweden	0.02132	0.00320
Switzerland	0.01925	0.00289
	$0.43178	$0.05732

Please consult your tax advisor to determine how this information may apply to your particular tax situation. Please call us at (800) 331-1710 should you have questions or if we may be of any assistance.

Since the Fund’s tax year is not the calendar year, another notification will be sent with respect to calendar year 2007. In January 2008, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of the dividends and distributions received during calendar 2007. The amount that will be reported will be the amount to use on your 2007 federal income tax return and may differ from the amount which must be reported in connection with the Fund’s tax year ended January 31, 2007. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Fund.

Corporate Changes:

On December 12, 2006, the Fund’s Board of Trustees appointed John C. Maney as a Class III (interested) Trustee and appointed Hans W. Kertess as Chairman of the Board of Trustees, effective January 1, 2007.

22 Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.07 |

Nicholas-Applegate International & Premium Strategy Fund
Privacy Policy/Proxy Voting Policies & Procedures (unaudited)

Privacy Policy:

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with clients. We are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former clients’ personal information. To ensure clients privacy, we have developed policies designed to protect this confidentiality, while allowing client needs to be served.

Obtaining Personal Information

In the course of providing you with products and services, we and certain service providers to the Fund, such as the Fund’s investment adviser, may obtain non-public personal information about you. This information may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from your transactions, from your brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by you or gathered by us to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Fund. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on client satisfaction, and gathering shareholder proxies. We may also retain non-affiliated companies to market our products and enter in joint marketing agreements with other companies. These companies may have access to your personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. In most cases you will be clients of a third party, but we may also provide your personal and account information to your respective brokerage or financial advisory firm and/or to your financial adviser or consultant.

Sharing Information with Third Parties

We do reserve the right to disclose or report personal information to non-affiliated third parties in limited circumstances where we believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect our rights or property, or upon reasonable request by any mutual fund in which you have chosen to invest. In addition, we may disclose information about a shareholder’s accounts to a non-affiliated third party with the consent or upon the request of the shareholder.

Sharing Information with Affiliates

We may share client information with our affiliates in connection with servicing your account or to provide you with information about products and services that we or our affiliates believe may be of interest to you. The information we share may include, for example, your participation in our mutual funds or other investment programs sponsored by us or our affiliates, your ownership of certain types of accounts (such as IRAs), or other data about your accounts. Our affiliates, in turn, are not permitted to share your information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to your non-public personal information only to internal personnel who need to know that information in order to provide products or services to you. In order to guard your non-public personal information, physical, electronic and procedural safeguards are in place.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities held during the twelve months ended June 30, 2006 is available (i) without charge, upon request, by calling the Fund’s shareholder servicing agent at (800) 331-1710; (ii) on the Fund’s website at www.allianzinvestors.com/closedendfunds; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

| 2.28.07 | Nicholas-Applegate International & Premium Strategy Fund Annual Report 23

Nicholas-Applegate International & Premium Strategy Fund
Dividends Reinvestment Plan (unaudited)

Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), all Common Shareholders whose shares are registered in their own names will have all dividends, including any capital gain dividends, reinvested automatically in additional Common Shares by PFPC Inc., as agent for the Common Shareholders (the “Plan Agent”), unless the shareholder elects to receive cash. An election to receive cash may be revoked or reinstated at the option of the shareholder. In the case of record shareholders such as banks, brokers or other nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. All distributions to investors who elect not to participate in the Plan (or whose broker or nominee elects not to participate on the investor’s behalf), will be paid cash by check mailed, in the case of direct shareholder, to the record holder by PFPC Inc., as the Fund’s dividend disbursement agent.

Unless you elect (or your broker or nominee elects ) not to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1)	If on the payment date the net asset value of the Common Shares is equal to or less than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Fund will issue new shares at the greater of (i) the net asset value per Common Share on the payment date or (ii) 95% of the market price per Common Share on the payment date; or

(2)	If on the payment date the net asset value of the Common Shares is greater than the market price per Common Share plus estimated brokerage commissions that would be incurred upon the purchase of Common Shares on the open market, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price on the payment date, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market on or shortly after the payment date, but in no event later than the ex-dividend date for the next distribution. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. The Plan Agent will also furnish each person who buys Common Shares with written instructions detailing the procedures for electing not to participate in the Plan and to instead receive distributions in cash. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions.

The Fund and the Plan Agent reserve the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Fund’s shareholder servicing agent, PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027, telephone number (800) 331-1710.

24 Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.07 |

Nicholas-Applegate International & Premium Strategy Fund
Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee	Principal Occupation(s) During Past 5 Years:

The address of each trustee is 1345 Avenue of the Americas, New York, NY 10105

Hans W. Kertess
Date of Birth: 7/12/39
Chairman of the Board of Trustees since: 2007
Trustee since: 2005
Term of office: Expected to stand for re-election
   at 2009 annual meeting of shareholders.
Trustee/Director of 26 Funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Paul Belica
Date of Birth: 9/27/21
Trustee since: 2005
Term of office: Expected to stand for re-election
    at 2009 annual meeting of shareholders.
Trustee/Director of 26 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC.

Robert E. Connor
Date of Birth: 9/17/34
Trustee since: 2005
Term of office: Expected to stand for re-election
    at 2008 annual meeting of shareholders.
Trustee/Director of 26 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Corporate Affairs Consultant. Formerly, Senior Vice President, Corporate Office, Smith Barney Inc.

John J. Dalessandro II
Date of Birth: 7/26/37
Trustee since: 2005
Term of office: Expected to stand for re-election
    at 2007 annual meeting of shareholders.
Trustee/Director of 26 funds in Fund Complex
Trustee/Director of no funds outside of Fund complex

Retired. Formerly, President and Director, J.J. Dalessandro II Ltd., registered broker-dealer and member of the New York Stock Exchange.

William B. Ogden, IV
Date of Birth: 1/11/45
Trustee since: 2006
Term of office: Expected to stand for election
    at 2007 annual meeting of shareholders.
Trustee/Director of 25 Funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant; Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

R. Peter Sullivan III
Date of Birth: 9/4/41
Trustee since: 2005
Term of office: Expected to stand for re-election
    at 2007 annual meeting of shareholders.
Trustee/Director of 24 funds in Fund Complex
Trustee/Director of no funds outside of Fund Complex

Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock Exchange.

| 2.28.07 | Nicholas-Applegate International & Premium Strategy Fund Annual Report 25

Nicholas-Applegate International & Premium Strategy Fund
Board of Trustees (unaudited) (continued)

Name, Date of Birth, Position(s) Held with Fund,
Length of Service, Other Trusteeships/Directorships
Held by Trustee; Number of Portfolios in Fund
Complex/Outside Fund Complexes Currently
Overseen by Trustee	Principal Occupation(s) During Past 5 Years:

John C. Maney†
Date of Birth: 8/3/59
Trustee since 2006
Term of office: Expected to stand for election
    at 2007 annual meeting of shareholders.
Trustee of 26 Funds
Trust of No Funds outside the Fund Complex

Chief Financial Officer of Allianz Global Investors Fund Management LLC; Managing Director and Chief Financial Officer of AGIFM and Allianz Global Investors of America L.P. since Jan. 2005 and Chief Operating Officer of Allianz Global Investors of America since Nov. 2006, Executive Vice President and Chief Financial Officer since 2001. Chief Financial Officer of PIMCO, Oppenheimer Capital LLC, AGID, NFJ Investment Group and a number of other affiliated entities. Chief Financial Officer and Executive Vice President of Allianz Global Investors Distributors LLC. Formerly, Executive Vice President and Chief Financial Officer of Apria Healthcare Group, Inc. (1998-2001)

†   Mr. Maney is an “interested person” of the Fund due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Managing Director, Chief Operating Officer and Chief Financial Officer, Allianz Global Investors of America L.P. and Allianz Global Investors of America Holdings Inc.; Chief Financial Officer of Allianz Global Investors Managed Accounts LLC and Allianz Global Investors NY Holdings LLC; Managing Director and Chief Financial Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz-Pac Life Partner LLC; Chief Financial Officer of Allianz Global Investors Advertising Agency Inc.; Managing Director and Chief Financial Officer of Allianz Global Investors U.S. Retail LLC and Allianz Hedge Fund Partners Holding L.P.; Chief Financial Officer of Allianz Hedge Fund Partners L.P.; Chief Financial Officer of Allianz Hedge Fund Partners Inc., Alpha Vision LLC, Alpha Vision Capital Management LLC, NFJ Investment Group L.P., NFJ Management Inc., Nicholas-Applegate Capital Management LLC, Nicholas-Applegate Holdings LLC, Nicholas-Applegate Securities LLC, OpCap Advisors LLC, Oppenheimer Capital LLC, Pacific Investment Management Company LLC, PIMCO Australia Pty Ltd, PIMCO Canada Holding LLC, PIMCO Canada Management Inc., PIMCO Canada Corp., PIMCO Europe Limited, PIMCO Global Advisors LLC, PIMCO Global Advisors (Resources) Limited and StocksPLUS Management, Inc.; and Executive Vice President and ChiefFinancial Officer of PIMCO Japan Ltd.

Further information about the Fund’s Trustees is available in the Fund’s Statement of Additional Information, dated April 26, 2005, which can be obtained upon request, without charge, by calling the Fund’s shareholder servicing agent at (800) 331-1710.

26 Nicholas-Applegate International & Premium Strategy Fund Annual Report | 2.28.07 |

Nicholas-Applegate International & Premium Strategy Fund
Principal Officers (unaudited)

Name, Date of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:

Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2005	Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Director of 8 funds in the Fund Complex; President and Chief Executive Officer of 34 funds in the Fund Complex; Treasurer; Principal Financial and Accounting Officer of 37 funds in the Fund Complex.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal/Financial and Accounting Officer since: 2005	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting officer of 34 funds in the Fund Complex; Assistant Treasurer of 37 funds in the Fund Complex.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 70 funds in the Fund Complex. Formerly Accounting Manager Prudential Investments (2002-2005).

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2005	Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P., Secretary of 71 funds in the Fund Complex. Formerly, Vice President and Associate General Counsel, Neuberger Berman LLC.

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2005	Senior Vice President, Group Compliance Manager, Allianz Global Investors of America L.P., Chief Compliance Officer of 71 funds in the Fund Complex. Formerly, Vice President, Group Compliance Manager, Allianz Global Investors of America L.P. (2002-2004), Audit Manager, Pricewaterhouse Coopers LLP (1996-2002).

William V. Healy Date of Birth: 7/28/53 Assistant Secretary since: 2006	Executive Vice President and Chief Legal Officer, Allianz Global Investors of America L.P., Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Fund Management LLC, Allianz Global Investors Distributors LLC, Allianz Global Investors Advertising Agency Inc., Allianz Global Investors Managed Accounts LLC, Allianz Global Investors U.S. Retail LLC and OpCap Advisors LLC. Assistant Secretary of 70 funds in the Fund Complex. Formerly, Chief Legal Officer, Vice President and Associate General Counsel of The Prudential Insurance Company of America (1998-2005).

Richard H. Kirk Date of Birth: 4/6/61 Assistant Secretary since: 2006	Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate Genearal Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 70 funds in the Fund Complex. Formerly, Vice President, Counsel, The Prudential Insurance Company of America/American Skandia (2002-2004).

Kathleen A. Chapman Date of Birth: 11/11/54 Assistant Secretary since: 2006	Assistant Secretary of 70 funds in the Fund Complex. Formerly, Manager IIG Advisory Law, Morgan Stanley (2004-2005); The Prudential Insurance Company of America and Assistant Corporate Secretary of affiliated American Skandia companies (1996-2004).

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Assistant Secretary of 71 funds in the Fund Complex. Formerly, Research Assistant, Dechert LLP (2004-2005); Research Assistant, Swidler Berlin Shereff Friedman LLP (2002-2004)

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

| 2.28.07 | Nicholas-Applegate International & Premium Strategy Fund Annual Report 27

(This Page Intentionally Left Blank)

Trustees and Principal Officers
Hans W. Kertess	Lawrence G. Altadonna
Trustee, Chairman of the Board of Trustees	Treasurer, Principal Financial & Accounting Officer
Paul Belica	Scott Whisten
Trustee	Assistant Treasurer
Robert E. Connor	Thomas J. Fuccillo
Trustee	Vice President, Secretary & Chief Legal Officer
John J. Dalessandro II	Youse E. Guia
Trustee	Chief Compliance Officer
John C. Maney	Kathleen A. Chapman
Trustee	Assistant Secretary
William B. Ogden, IV	William V. Healy
Trustee	Assistant Secretary
R. Peter Sullivan III	Richard H. Kirk
Trustee	Assistant Secretary
Brian S. Shlissel	Lagan Srivastava
President & Chief Executive Officer	Assistant Secretary

Investment Manager Allianz Global Investors Fund Management LLC 1345 Avenue of the Americas New York, NY 10105

Sub-Advisers Nicholas Applegate Capital Management Company LLC 600 West Broadway, 30th Floor San Diego, CA 92101

Oppenheimer Capital LLC 1345 Avenue of the Americas New York, NY 10105

Custodian & Accounting Agent State Street Bank & Trust Co. 801 Pennsylvania Kansas City, MO 64105-1307

Transfer Agent, Dividend Paying Agent and Registrar PFPC Inc. P.O. Box 43027 Providence, RI 02940-3027

Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

Legal Counsel Ropes & Gray LLP One International Place Boston, MA 02210-2624

This report, including the financial information herein, is transmitted to the shareholders of Nicholas-Applegate International & Premium Strategy Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

The Fund files its complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarter of its fiscal year on Form N-Q. The Fund’s Form N-Qs is available on the SEC’s website at www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Fund’s website at www.allianzinvestors.com/closedendfunds.

On 8/1/06, the Fund submitted a CEO annual certification to the New York Stock Exchange (‘‘NYSE’’) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.Information.

Information on the Fund is available at www.allianzinvestors.com/closedendfunds or by calling the Fund’s shareholder servicing agent at (800) 331-1710.

ITEM 2. CODE OF ETHICS

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710. The code of ethics are included as an Exhibit 99.CODE ETH hereto.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. Paul Belica, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)

Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $79,000 in 2006 (February 28, 2006 was the Registrant's initial fiscal year end) and $45,000 in 2007.

b)

Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $12,500 in 2006 (February 28, 2006 was the Registrant's initial fiscal year end) and $0 in 2007.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance,

tax service and tax planning (“Tax Services”) were $11,000 (February 28, 2006 was the Registrant's initial fiscal year) in 2006 and $11,500 in 2007. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)

1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

Nicholas-Applegate International & Premium Strategy Fund (the “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Funds’ Audit Oversight Committee (“Committee”) is charged with the oversight of the Funds’ financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided, the fees to be charged in connection with the services expected to be provided, a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

On an annual basis, the Funds’ Committee will review and pre-approve the scope of the audits of the Funds and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Funds’ independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Funds will also require the separate written pre-approval of the President of the Funds, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports (inclusive of quarterly review of Basic Maintenance testing associated with issuance of Preferred Shares and semiannual report review)

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Funds’ independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance
Timely RIC qualification reviews
Tax distribution analysis and planning
Tax authority examination services
Tax appeals support services
Accounting methods studies
Fund merger support service
Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Funds’ independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Funds

Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit

Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Funds (including affiliated sub-advisers to the Funds), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Funds (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $100,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)

The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)

Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e) 2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f) Not applicable

g) Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2006 Reporting Period was $2,764,225and the 2007 Reporting Period was $1,704,929.

h) Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Robert E. Connor, Paul Belica, John J. Dalessandro II, Hans W. Kertess, R. Peter Sullivan III and William B. Ogden, IV.

ITEM 6. SCHEDULE OF INVESTMENTS Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nicholas-Applegate International Interest & Premium Strategy Fund (the “TRUST”)

PROXY VOTING POLICY

1.	It is the policy of the Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. The Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.	The Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summary of the detailed proxy voting policies of the Trust’s current sub-adviser is set forth in Appendix B attached hereto. Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3.	The party voting the proxies (i.e., the sub-adviser or portfolio manager) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and the sub-adviser of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of the Trust promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trusts’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trusts’ Chief Compliance Officer.

6.	This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summary of the detailed proxy voting policy of the sub-adviser of a Trust with proxy voting authority, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Trusts’ website at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the Trusts’ Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser with proxy voting authority shall also be included in the Trusts’ Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3.	The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6.	This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

Appendix B

Nicholas-Applegate Capital Management LLC (“NACM”)

Description of Proxy Voting Policy and Procedures

NACM votes proxies on behalf of its clients pursuant to its written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”), unless a client requests otherwise. The Proxy Guidelines are designed to honor NACM’s fiduciary duties to its clients and protect and enhance its clients’ economic welfare and rights.

The Proxy Guidelines are established by a Proxy Committee consisting of executive, investment, sales, marketing, compliance and operations personnel. The Proxy Guidelines reflect NACM’s normal voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company’s capital structure and corporate governance. For example, NACM generally votes for proposals to declassify boards and generally supports proposals that remove restrictions on shareholders' ability to call special meetings independently of management. Some issues will require a case-by-case analysis.

The Proxy Guidelines largely follow the recommendations of Glass, Lewis & Co. LLC (“Glass Lewis”), an investment research and proxy advisory firm. The Proxy Guidelines may not apply to every situation and NACM may vote differently than specified by the Proxy Guidelines and/or contrary to Glass Lewis’ recommendation if NACM reasonably determines that to do so is in its clients’ best interest. Any variance from the Proxy Guidelines is documented.

In the case of a potential conflict of interest, NACM's Proxy Committee will be responsible for reviewing the potential conflict and will have the final decision as to how the relevant proxy should be voted.

Under certain circumstances, NACM may in its reasonable discretion refrain from voting clients’ proxies due to cost or other factors.

Oppenheimer Capital LLC (“Oppenheimer Capital”)

Description of Proxy Voting Policy and Procedures

Oppenheimer Capital typically votes proxies of the securities held in its client portfolios, unless the client has reserved voting authority for itself. To ensure that the proxies are voted in the best interests of its clients, Oppenheimer Capital has adopted detailed proxy voting procedures and has guidelines for voting proxies on specific types of issues. When voting proxies, Oppenheimer Capital’s primary objective is to make voting decisions solely in the best economic interests of its clients. Oppenheimer Capital will act in a manner which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

Oppenheimer Capital has adopted written Proxy Voting Policies and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interests of its clients. The Proxy Guidelines reflect Oppenheimer Capital’s general voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company’s capital structure and corporate governance. For example, Oppenheimer Capital generally votes for proposals to declassify boards and to require majority votes in director elections. Some issues require a case-by-case analysis, such as mergers and corporate restructurings.

Oppenheimer Capital has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process. The Proxy Provider provides a variety of proxy-related services to assist in Oppenheimer Capital’s handling of proxy voting responsibilities.

Oppenheimer Capital’s Proxy Guidelines also provide for oversight of the proxy voting process by a Proxy Committee. The Proxy Committee meets at a minimum on a semi-annual basis and when necessary to address potential conflicts of interest. Oppenheimer Capital may have conflicts of interest that can affect how it votes its client’s proxies. For example, Oppenheimer Capital may manage a pension plan whose management is sponsoring a proxy proposal. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out Oppenheimer Capital’s obligation to vote proxies, the Proxy Committee is responsible for developing a process to identify proxy voting issues that may raise conflicts of interest between Oppenheimer Capital and its clients and to resolve such issues, which may include reviewing the vote to confirm that the voting decision was not affected by the conflict.

Oppenheimer Capital’s Proxy Committee’s duties also include monitoring the outsourcing of voting obligations to the Proxy Provider and Oppenheimer Capital’s proxy voting recordkeeping practices; developing a process for resolution of voting issues that require a case-by-case analysis; and, to the extent the Proxy Guidelines do not cover potential proxy voting issues, determining a process for voting such issues. Oppenheimer Capital’s Proxy Committee will review, at least annually, the services provided by the Proxy Provider and all proxy voting processes and procedures and will update or revise them as necessary.

In accordance with the Proxy Guidelines, Oppenheimer Capital may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Upon receipt of a client’s written request, Oppenheimer Capital may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. In addition, Oppenheimer Capital may refrain from voting a proxy on behalf of its clients’ accounts in certain circumstances, for example, due to de-minimis holdings, immaterial impact on the portfolio, items relating to foreign issuers (such as those described below), timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, Oppenheimer Capital may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on Oppenheimer Capital’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on a foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a)(1)

Nicholas Applegate Capital Management LLC (“NACM”)

As of May 7, 2007, the following individuals constitute the team that has primary responsibility for the day-to-day implementation of the Nicholas-Applegate International & Premium strategy Fund (NAI), with Horacio Valeiras, CFA, serving as head of the team:

Horacio A. Valeiras, CFA
Managing Director and Chief Investment Officer
As a managing director and the chief investment officer of Nicholas-Applegate, Horacio Valeiras is responsible for overseeing all investment and trading functions within the firm. He is also the lead portfolio manager for the International Growth portfolios and a member of the Executive Committee. Prior to joining Nicholas-Applegate in 2002, he was a managing director of Morgan Stanley Investment Management, London, responsible for developing and overseeing their Global Core Equity and European tactical asset allocation programs. Horacio was previously head of International Equity and asset allocation programs with Philadelphia-based Miller Anderson & Sherrerd. He started in the investment management industry with Credit Suisse First Boston, where he became the director and chief international investment strategist based in their London office. Horacio serves on the Board of Directors of The Bishop’s School and the Virginia Tech Foundation. He earned his M.B.A. with an emphasis on finance from the University of California, Berkeley and his master’s degree from Massachusetts Institute of Technology, where he became an instructor in their graduate school program. He earned a B.S. in chemical engineering from Virginia Tech. He has nineteen years of investment management experience.

Steven Tael, Ph.D.
Vice President, Portfolio Manager, Systematic
Steven Tael joined Nicholas-Applegate in 2005 from Mellon Capital Management in San Francisco, where he was a research analyst in the area of investment research. His experience spans quantitative model building, model production and portfolio management support. Prior to that, he was an Advisory Systems Engineer for Bank of America, where he co-developed a global portfolio risk reporting system. He also was Director of Information Technologies at AffiniCorp USA. Steve has a Ph.D. in applied mathematics and statistics from State University of New York, Stony Brook, and a B.S. and M.S. in Mathematics from the University of California, Santa Barbara. He recently passed the Level II CFA examination, and has eleven years of investment experience.

Kunal Ghosh
Senior Vice President, Portfolio Manager, Systematic

Kunal Ghosh joined the firm in 2006, and has portfolio management responsibilities on our international and global systematic products. Prior to joining the firm, Kunal was a research associate and then portfolio manager for Barclays Global Investors. Before that, he was a quantitative analyst for the Cayuga Hedge Fund. Kunal earned his M.B.A. in finance from Cornell University, his M.S. in material engineering from the University of British Columbia, and his B.Tech from Indian Institute of Technology. He has four years of investment experience.

OpCap

As of May 7, 2007, the following individuals are part of the derivatives group at Oppenheimer Capital and constitute the team that has primary responsibility for the day-to-day implementation of the Index Option Strategy, with Mr. Tournant serving as head of the team.

Greg Tournant (April, 2005 (Inception)) – Managing Director/ Portfolio Manager for Oppenheimer Capital. Prior to joining Oppenheimer Capital in 2001, he was a Senior Research Analyst at Eagle Asset Management. Before that he spent three years as a strategy consultant for McKinsey & Co., and two years as a sell-side research analyst for Raymond James. He has ten years of investment experience. Mr. Tournant holds a B.S. from Trinity University in San Antonio, Texas and an M.B.A. from the Kellogg School of Business at Northwestern University.

Stephen Bond-Nelson (April, 2005 (Inception)) - Portfolio Manager/Senior Analyst for Oppenheimer Capital. Prior to joining Oppenheimer Capital in 1999, he was a Research Analyst/Associate at Prudential Mutual Funds. He has thirteen years of investment experience. Mr. Bond-Nelson holds a B.S. from Lehigh University and an M.B.A. from Rutgers University, as well as NASD Series 7 and 63 licenses.

Valentin Ivanov (April, 2005 (Inception))- Quantitative Analyst for Oppenheimer Capital. Prior to joining Oppenheimer Capital in 2005, he was a portfolio administrator and trader with Allianz Global Investors Managed Accounts and Nicholas-Applegate Capital Management. He has seven years of industry experience. Mr. Ivanov holds a B.A. from the University of San Diego.

Michael Purcell (July 2006) – Research Analyst for Oppenheimer Capital. Prior to joining Oppenheimer Capital in 2006, he was an associate portfolio specialist and marketing analyst with Allianz Global Investors Distributors LLC. Mr. Purcell holds a B.S. from Fairfield University, as well as NASD Series 7 and 66 licenses.

(a)(2) NACM

The following summarizes information regarding each of the accounts, excluding the Fund that was managed by portfolio managers. The information is as of February 28, 2007 and includes amounts managed by a team, committee, or other group that includes the portfolio managers.

		Other RICs		Other Accounts		Other Pooled

PM	#	AUM($million)	#	AUM($million)	#	AUM($million)

Horacio Valeiras, CFA	11	1688.3	54	1916.1	4	326.4

Steven Tael, Ph.D.	9	1496.0	49	960.8	4	326.4

Kunal Ghosh	9	1496.0	49	960.8	4	326.4

Accounts and Assets for which Advisory Fee is Based on Performance

	Other RICs		Other Accounts		Other Pooled

PM	#	AUM($million)	#	AUM($million)	#	AUM($million)

Horacio Valeiras, CFA	—	—	4	230.0	—	—

Steven Tael, Ph.D.	—	—	4	230.0	—	—

Kunal Ghosh	—	—	4	230.0	—	—

Like other investment professionals with multiple clients, a Portfolio Manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which the Investment Adviser believes are faced by investment professionals at most major financial firms.

The Investment Adviser and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

  The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

  The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.
  The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a Portfolio Manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Investment Adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one Investment Adviser account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Investment Adviser and the Board of Trustees have adopted compliance procedures that provide that any transactions between the Funds and another Investment Adviser-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a Portfolio Manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a Portfolio Manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s Portfolio Manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular Portfolio Manager have different investment strategies. A Fund’s Portfolio Manager(s) may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide Portfolio Managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the Portfolio Manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a Portfolio Manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the Funds and/or accounts that he or she manages. See “Portfolio Transactions and Brokerage”.

A Fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s Portfolio Manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. The Investment Adviser’s investment personnel, including each Fund’s Portfolio Manager, are subject to restrictions on engaging in personal securities transactions pursuant to the Codes of Ethics adopted by the Investment Adviser and the Funds, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

OpCap

The following summarizes information regarding each of the accounts, excluding the Fund that was managed by portfolio managers. Except as note below, the information is as of February 28, 2007, and includes amounts managed by a team, committee, or other group that includes the portfolio manager.

Greg Tournant:
Other Registered Investment Companies (4) - $2,373,088,990; Other Pooled Investment Entities (2) - $47,655,758; Other Accounts (2) - $128,692,133 (Two Other Pooled Investment Entities are performance-fee based).

Stephen Bond-Nelson:
Other Registered Investment Companies (4) - $2,373,088,990; Other Pooled Investment Entities (2)- $47,655,758; Other Accounts (2) - $128,692,133 (Two Other Pooled Investment Entities are performance-fee based).

Valentin Ivanov:

Other Registered Investment Companies (4) - $2,373,088,990; Other Pooled Investment Entities (2)- $47,655,758; Other Accounts (2) - $128,692,133 (Two Other Pooled Investment Entities are performance-fee based).

As of March 31, 2007: Michael Purcell:

Other Registered Investment Companies (4) - $2,364,332,811; Other Pooled Investment Entities (2)- $53,466,201; Other Accounts (2) - $134,425,900 (Two Other Pooled Investment Entities are performance-fee based).

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. While the portfolio managers of Oppenheimer Capital are subject to a written Code of Ethics that is designed to ensure that the personal securities transactions of covered persons will not interfere with making decisions in the best interest of advisory clients, the portfolio managers may, from time to time, acquire, possess, manage and dispose of securities or other investment assets for their own accounts, for the accounts of their families, for the account of any entity in which they have a beneficial interest or for the accounts of others for whom they provide investment advisory services (collectively, "Managed Accounts"), in transactions which may or may not correspond with transactions effected or positions held in the Fund. When Oppenheimer Capital determines that it would be appropriate for a particular Fund and one or more Managed Accounts to participate in an investment opportunity, Oppenheimer Capital will seek to execute orders for a Fund and for such Managed Accounts on a basis which it considers equitable, but that equality of treatment of a Fund and one or more other Managed Accounts is not assured. In such situations, Oppenheimer Capital may (but is not required to) place orders for a Fund and each other Managed Account simultaneously and if all such orders are not filled at the same price, Oppenheimer Capital may cause a Fund and each Managed Account to pay or receive the average of the prices at which the orders were filled. If all such orders cannot be fully executed under prevailing market conditions, Oppenheimer Capital may allocate the securities traded among a Fund and other Managed Accounts, pursuant to policies and procedures adopted to address these potential conflicts of interest, in a manner which it considers equitable, taking into account the size of the order placed for a Fund and each other Managed Account as well as any other factors which it deems relevant.

Oppenheimer Capital advises one or more accounts that are charged an advisory fee that is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund or account without a performance-based fee. Oppenheimer Capital has adopted policies and procedures that are reasonably designed to allocate investment opportunities between such other accounts and Funds and accounts without a performance-based fee on a fair and equitable basis over time.

(a) (3) NACM

As of February 28, 2007, the following explains the compensation structure of each individual that shares primary responsibility for day-to-day portfolio management of the Fund (for the purposes of this section, “Portfolio Managers”):

Base Salary. Each Portfolio Manager is paid a fixed base salary set at a competitive level, taking into consideration the Portfolio Manager’s experience and responsibilities, as determined by the Investment Adviser.

Annual Bonus, Profit Sharing Opportunity, and Long-Term Cash Bonus Plan . Each Portfolio Manager’s compensation is directly affected by the performance, on a pre-tax basis, of the individual portfolios he or she manages, including each Fund; as well as the performance of the individual’s portfolio management team and the overall success of the firm.

Approximately 75% of a portfolio managers performance bonus is based on one- (30% weight), three- (60% weight), and five-year (10% weight) annualized performance of client accounts. This measure of relative performance to the benchmark is approximately half of the calculation and the product’s peer ranking in institutional consultant universes determines the other half. The remaining 25% of the performance bonus is based on a qualitative review and firm profitability. In the qualitative review, team members are evaluated based on the consistency of their implementation of the investment process. Lead portfolio managers evaluate the members of their teams. The Chief Investment Officer evaluates the lead portfolio managers.

Investment teams have a profit-sharing plan which represents approximately 25% of the total bonus. Each team receives a pool which is based on the pre-tax profit of their product. All team members are eligible. Allocations are decided between the Chief Investment Officer and lead portfolio managers of the teams. The share of pre-tax profit increases with increasing profitability. This structure, together with the bonus based on investment performance, fully aligns the team with client interests.

A Long-Term Cash Bonus Plan was established to provide long-term incentives and rewards to certain key staff and executives of Nicholas-Applegate and the other Allianz Global Investors companies to promote their long-term growth and profitability. The Plan provides awards that are valued based on the operating earnings growth of the worldwide Allianz Global Investors group of companies, as well as the target achievement of Nicholas-Applegate’s average operating earnings on a three-year basis. The Plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to the company’s success.

OpCap

The following information is provided as of February 28, 2007:

Oppenheimer Capital believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. As more fully described below, portfolio managers receive a base salary, a variable bonus opportunity, and participation in a Long Term Incentive Plan and group retirement plans. Total cash compensation, as described below, is set for each portfolio manager relative to his or her performance and the market. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market, as well as to adjust drivers of compensation to promote good sustained fund performance. Oppenheimer Capital attempts to keep its compensation levels at or above the median for similar positions in the local area.

Each portfolio manager’s compensation consists of the following elements:

Base salary. Each portfolio manager is paid a fixed base salary which is set at a level determined by Oppenheimer Capital. In setting the base salary, the firm’s intentions are to be competitive in light of the particular portfolio manager’s experience and responsibilities. Firm management evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.

Annual bonus and Long Term Incentive Plan. The portfolio manager is eligible for an annual bonus in addition to base salary. The bonus typically forms the majority of the individual’s annual cash compensation and is based in part on pre-tax performance against the Fund’s relevant benchmark over one and three year periods, with some consideration for longer periods. Allianz Global Investors of America L.P. (“AGI”) has established a Long Term Incentive Plan for certain employees. The plan provides awards that are based on operating earnings growth of Oppenheimer Capital and the collective earnings growth of all the asset management companies of AGI.

Participation in group retirement plans. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan.

(a)(4)

NACM

As of February 28, 2007, none of the portfolio managers beneficially own any of the shares issued by the Fund.

OpCap

As of February 28, 2007, none of the portfolio managers beneficially own any of the shares issued by the Fund.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

			Total Number	Maximum Number of
			Of Shares Purchased	Shares That May Yet Be
	Total Number	Average	As Part Of Publicly	Purchased Under The
	Of Shares	Price Paid	Announced Plans Or	Plans
Period	Purchased	Per Share	Programs	Or Programs

March 2006	N/A	N/A	N/A	N/A
April 2006	N/A	N/A	N/A	N/A
May 2006	N/A	N/A	N/A	N/A
June 2006	N/A	N/A	N/A	N/A
July 2006	N/A	N/A	N/A	N/A
August 2006	N/A	N/A	N/A	N/A
September 2006	N/A	N/A	N/A	N/A
October 2006	N/A	N/A	N/A	N/A
November 2006	N/A	N/A	N/A	N/A
December 2006	N/A	N/A	N/A	N/A
January 2007	N/A	27.89	140,403	N/A
February 2007	N/A	N/A	N/A	N/A

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a)          The registrant's President and Chief Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           There were no significant changes in the registrant's internal controls or in factors that could affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas-Applegate International & Premium Strategy Fund

By /s/ Brian S. Shlissel

President and Chief Executive Officer

Date May 7, 2007

By /s/ Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Date May 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Brian S. Shlissel

President and Chief Executive Officer

Date May 7, 2007

By /s/ Lawrence G. Altadonna

Treasurer, Principal Financial & Accounting Officer

Date May 7, 2007